JAMES MID CAP FUND
Ticker: JAMDX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated November 1, 2016, are incorporated by reference into this Summary Prospectus. For a free paper or electronic copy of the Fund’s prospectus and other information, go to http://www.jamesfunds.com/forms-prospectus.php, call 1-800-99-JAMES (1-800-995-2637), email a request to Info@jamesfunds.com or ask any financial intermediary who offers shares of the Fund.

2	JAMES MID CAP FUND
Ticker: JAMDX

INVESTMENT OBJECTIVE
James Mid Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.51%

[1]	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Mid Cap Fund	$154	$477	$823	$1,799

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover may also result in more income taxes for a shareholder when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in equity securities of foreign and domestic companies that the Adviser believes are undervalued. Equity securities that the Fund will principally invest in are common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest primarily in equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of mid capitalization companies. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% investment policy. Mid capitalization companies are defined as those companies with market capitalizations at the time of purchase that fall within the range of the S&P Mid Cap 400® Value Index. As of September 30, 2016, the largest market capitalization of the companies included in the S&P Mid Cap 400® Value Index was $9.60 billion and the smallest market capitalization was $870 million.

Summary Prospectus ■ November 1, 2016	3

The Fund anticipates investing across a range of industry sectors. However, certain sectors may be significantly overweighted or underweighted compared to the S&P MidCap 400® Value Index because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle.

PRINCIPAL RISKS
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Exchange Traded Fund Risk: An ETF may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques.  To the extent that the Fund invests  in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations.   Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.  This Fund may hold a significant percentage of its assets in foreign securities, including global shares, ADRs and ETFs that hold such securities.  This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. In June 2016, the United Kingdom (the “UK”)  held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as “Brexit”).  The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

4	JAMES MID CAP FUND
Ticker: JAMDX

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the market.

Mid Cap Company Risk: Mid capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies.

Sector Risk: Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

PERFORMANCE
The bar chart and performance table below illustrate the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with the returns of a broad-based securities market index. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99-JAMES (1-800-995-2637).

Summary Prospectus ■ November 1, 2016	5

Annual Total Returns (Years ended December 31):

Best Quarter	3rd Quarter 2009	17.51%
Worst Quarter	4th Quarter 2008	-22.47%

The Fund’s year-to-date return as of September 30, 2016 was 1.38%

Average Annual Total Returns (as of December 31, 2015)

James Mid Cap Fund	One Year	Five Years	Since Inception (June 30, 2006)
Return Before Taxes	0.86%	9.27%	5.76%
Return after Taxes on Distributions	-0.69%	8.27%	5.22%
Return after Taxes on Distributions and Sale of Fund Shares	1.79%	7.31%	4.60%
S&P Mid Cap 400® Value Index (reflects no deduction for fees, expenses or taxes)	-6.65%	10.19%	7.06%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

6	JAMES MID CAP FUND
Ticker: JAMDX

PORTFOLIO MANAGEMENT
James Investment Research, Inc. (the “Adviser”) is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following nine members:

Dr. Frank James, PhD Senior Advisor Since 2016	Barry James, CFA, CIC Portfolio Manager Since 2006	Ann M. Shaw, CFP Portfolio Manager Since 2006	Thomas L. Mangan Portfolio Manager Since 2006
David W. James, CFA Portfolio Manager Since 2006	R. Brian Culpepper Portfolio Manager Since 2006	Brian Shepardson, CFA, CIC Portfolio Manager Since 2006	Trent D. Dysert, CFA Portfolio Manager Since 2014
Matthew G. Watson, CFA, CPA Portfolio Manager Since 2014

BUYING AND SELLING FUND SHARES

Minimum Initial Investment	Minimum Additional Investment
$2,000	None
$500 (tax-deferred accounts)

You can buy and redeem shares of the Fund on any day the NYSE is open for business by calling 1-800-99-JAMES (1-800-995-2637); by writing to The James Advantage Funds, P.O. Box 786, Denver, CO 80201; via overnight mail at 1290 Broadway, Suite 1100, Denver, CO 80203; via the Fund’s website at www.jamesfunds.com; through a financial intermediary that has established an agreement with the Fund’s distributor; or if you are a client of the Adviser.

DIVIDENDS, CAPITAL GAINS AND TAXES
A Fund’s distributions may be taxable as ordinary income or capital gains, or, in some cases, qualified dividend income subject to tax at maximum federal rates that apply to long-term capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax.

Summary Prospectus ■ November 1, 2016	7

POTENTIAL CONFLICTS OF INTEREST
If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.